ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this "Agreement") is executed effective as of June 12, 2014, by TOTB North, LLC, a Florida limited liability company (“Borrower”) and Owens Realty Mortgage, Inc., a Maryland corporation and Owens Financial Group, Inc., a California corporation (collectively, “Guarantor”) (Guarantor and Borrower are herein individually, collectively, jointly and severally, "Indemnitor"), for the benefit of BANK OF THE OZARKS ("Lender").

RECITALS

The following matters are true and correct, are a part of this Agreement, and form the basis for this Agreement:

A. Lender is making a loan ("Loan") to Borrower under and pursuant to the terms and provisions of that certain Construction Loan Agreement between Lender, as lender, and Borrower, as borrower (the "Loan Agreement") of even date herewith which Loan is further evidenced by that certain Promissory Note (the "Note") executed by Borrower and payable to the order of Lender in the original principal amount of TWENTY-ONE MILLION THREE HUNDRED FOUR THOUSAND AND NO/100 DOLLARS ($21,304,000.00), secured, inter alia, by that certain Mortgage, Security Agreement and Fixture Filing (the "Lien Instrument") covering the Mortgaged Property (as hereinafter defined) including, without limitation, that certain land or property interest; and

B. As a material inducement in order for Lender to make the Loan to Borrower, Indemnitor has agreed to execute and deliver this Agreement to and for the benefit of Lender.

NOW, THEREFORE, for and in consideration of the making of the Loan by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby agrees as follows:

AGREEMENT

ARTICLE I

DEFINITIONS

Section 1.1 Definitions.  As used in this Agreement, the following terms shall have the following meanings:

Customary Complying Substances:  Hazardous Substances which are (i) customarily used in connection with the occupancy, use, operation or maintenance of the Mortgaged Property, (ii) in reasonably minimal amounts, taking into account the intended and proper use thereof, and, to the extent required by applicable law, properly containerized and labeled, and (iii) stored, transported, disposed of and used in a manner that do not violate Environmental Laws.

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Environmental Laws:  Any federal, state or local law, statute, ordinance, order, decree, code, directive or regulation, whether now or hereafter in effect, pertaining to health, industrial hygiene or the environmental conditions on, under or about the Mortgaged Property, including, but not limited to, the following, as now or hereafter amended:  Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), 42 U.S.C. § 9601 et seq.; Resource, Conservation and Recovery Act ("RCRA"), 42 U.S.C. § 6901 et seq. as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), Pub. L. 99-499, 100 Stat. 1613; the Toxic Substances Control Act ("TSCA"), 15 U.S.C. § 2601 et seq.; Emergency Planning and Community Right to Know Act of 1986 ("EPCRA"), 42 U.S.C. § 11001 et seq.; Clean Water Act ("CWA"), 33 U.S.C. § 1251 et seq.; Clean Air Act ("CAA"), 42 U.S.C. § 7401 et seq.; Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. § 1251 et seq.; any applicable corresponding state laws or ordinances; and regulations, rules, guidelines or standards promulgated pursuant to such laws, statutes and regulations, as such statutes, regulations, rules, guidelines and standards are amended from time to time.

Environmental Reports:  Those certain Phase I Environmental Site Assessments and other environmental reports, whether one or more, with respect to the Mortgaged Property described on Exhibit B attached hereto and made a part hereof for all purposes.

Event of Default:  Shall have the meaning provided in Article IV hereof.

Governmental Authority:  Any and all applicable courts, boards, agencies, commissions, offices or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) or quasi-governmental unit, whether now or hereafter in existence, with jurisdiction over all or any portion of the Mortgaged Property or the activities thereon or Indemnitor.

Hazardous Substances:  Any substance, product, waste or other material which is or becomes listed, regulated or addressed as being a toxic, hazardous, polluting or similarly harmful substance under any Environmental Law, including (but not limited to):  (i) any substance included within the definition of "hazardous waste" pursuant to Section 1004 of RCRA; (ii) any substance included within the definition of "hazardous substance" pursuant to Section 101 of CERCLA; (iii) any substance included within the definition of "regulated substance", "hazardous substance", "waste" or "pollutant" (or other similar terms, without limitation) pursuant to any applicable state law or ordinance wherein the Mortgaged Property is located; (iv) asbestos or asbestos containing materials in any form that are or could reasonably be expected to become friable; (v) polychlorinated biphenyls; (vi) petroleum products; (vii) underground storage tanks, whether empty, filled or partially filled with any substance; (viii) any radioactive materials, urea formaldehyde foam insulation or radon; (ix) mold and mold causing substances; and (x) any other chemical, material or substance, the exposure to which is prohibited, limited or regulated by any Governmental Authority on the basis that such chemical, material or substance is toxic, hazardous or harmful to human health or the environment.

Hazardous Substances Contamination:  The contamination (whether presently existing or hereafter occurring) of the improvements, facilities, soil, groundwater, surface water, air or other elements on or of the Mortgaged Property by Hazardous Substances, or the contamination of the buildings, facilities, soil, groundwater, surface water, air or other elements on or of any other property as a result of Hazardous Substances at any time being located on or discharged from the Mortgaged Property, including the migration of vapors from contaminated soil or ground water into improvements (whether before or after the date of the Lien Instrument); provided, however, the use, storage or existence of any Customary Complying Substances shall not constitute a Hazardous Substances Contamination.

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Indemnified Parties:  Shall have the meaning provided in Section 7.1 hereof.

Loan Documents:  The Note, the Lien Instrument, the Loan Agreement, this Agreement and any and all other agreements, documents and instruments now or hereafter executed by Indemnitor or any other Person in connection with the Loan or the performance and discharge of the obligations related hereto or thereto, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, extensions and supplements hereof or thereof.

Mortgaged Property:  That certain real property located in Miami-Dade County, Florida, as more particularly described in the Lien Instrument, including the land more particularly described on Exhibit A attached hereto and incorporated herein by reference, together with all improvements located thereon, certain personalty as described in the Lien Instrument, together with certain other rights, estates, interests, collateral and benefits now or at any time hereafter securing the payment of the Loan and related obligations, whether by virtue of the Loan Documents or otherwise.

Person:  Any corporation, limited liability company, limited liability partnership, general partnership, limited partnership, firm, association, joint venture, trust or any other association or legal entity, including any public or governmental body, quasi-governmental body, agency or instrumentality, as well as any natural person.

Remedial Work.  Such corrective work and procedures as may be reasonably necessary or desirable in light of any Hazardous Substances Contamination or a violation by Indemnitor or the Mortgaged Property of any Environmental Laws, all of which Remedial Work shall be undertaken in a manner consistent with the requirements of all applicable Environmental Laws.

Section 1.2 Capitalized terms not defined in this Agreement shall have the same meanings as given them in the Loan Agreement.

Section 1.3 Additional Definitions.  As used herein, the following terms shall have the following meanings:  (i) "hereof," "hereby," "hereto," "hereunder," "herewith" and similar terms mean of, by, to, under and with respect to this Agreement or to the other documents or matters being referenced; (ii) "heretofore" means before, "hereafter" means after, and "herewith" means concurrently with the date of this Agreement; (iii) all pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require; (iv) "including" means including, without limitation; and (v) all terms used herein, whether or not defined in Section 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

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ARTICLE II

REPRESENTATIONS AND WARRANTIES

Indemnitor unconditionally represents and warrants to Lender as follows:

Section 2.1 No Hazardous Substances.  Except as may be disclosed in the Environmental Reports, (i) to Indemnitor’s knowledge, the Mortgaged Property does not contain any Hazardous Substances other than Customary Complying Substances, and the Mortgaged Property is not affected by any Hazardous Substances Contamination, and (ii) neither Indemnitor nor, to Indemnitor’s knowledge, any other Person, including any predecessor owner, tenant, licensee, occupant, user or operator of all or any portion of the Mortgaged Property, has ever undertaken, caused, permitted, authorized or suffered the presence, use, manufacture, handling, generation, transportation, storage, treatment, discharge, release, burial or disposal on, under, from or about the Mortgaged Property of any Hazardous Substances (other than Customary Complying Substances) or the transportation to or from the Mortgaged Property of any Hazardous Substances (other than Customary Complying Substances).

Section 2.2 No Violation of Law. To the Indemnitor’s knowledge and except as may be disclosed in the Environmental Reports, the Mortgaged Property and the operations conducted thereon do not violate any applicable law, statute, ordinance, rule, regulation, order or determination of any Governmental Authority or any Environmental Laws.

Section 2.3 Permits and Licenses.  To Indemnitor’s knowledge, all notices, permits, licenses and similar authorizations, if any, required to be obtained or filed in connection with the ownership, operation or use of the Mortgaged Property, including the past or present generation, treatment, storage, disposal or release of any Hazardous Substances into the environment, have been duly obtained or filed.

Section 2.4 Adjoining Property.  Except as may be disclosed in the Environmental Reports, to Indemnitor's knowledge, no property adjoining the Mortgaged Property is or has in the past been used for the disposal, storage, treatment, processing, manufacturing or other handling of Hazardous Substances in violation of any Environmental Laws, nor, to Indemnitor's knowledge, is any other property adjoining the Mortgaged Property affected by Hazardous Substances Contamination.

Section 2.5 No Right to Lien.  Except as may be disclosed in the Environmental Reports, neither Indemnitor nor, to Indemnitor’s knowledge, any other Person, including any predecessor owner, tenant, licensee, occupant, user or operator of all or any portion of the Mortgaged Property, has in the past undertaken, caused, permitted, authorized or suffered the presence, use, manufacture, handling, generation, transportation, storage, treatment, discharge, release, burial or disposal of any Hazardous Substances on, under, from or about any other real property, all or any portion of which is legally or beneficially owned (or any interest or estate therein which is owned) by Indemnitor in any jurisdiction now or hereafter having in effect a so-called "superlien" law or ordinance or any part thereof, the effect of which law or ordinance would be to create a lien on the Mortgaged Property to secure any obligation in connection with the "superlien" law of such other jurisdiction.

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Section 2.6 No Investigations.  To Indemnitor’s knowledge, no inquiry, investigation, administrative order, consent order and agreement, litigation or settlement is proposed or in existence, or to Indemnitor’s knowledge, threatened or anticipated with respect to any allegations that there has been, there is currently or there is a threat of a presence, release, threat of release or placement of any Hazardous Substances in violation of Environmental Laws on, under, from or about the Mortgaged Property, or the manufacture, handling, generation, transportation, storage, treatment, discharge, burial or disposal of any Hazardous Substances in violation of Environmental Laws on, under, from or about the Mortgaged Property, or the transportation of any Hazardous Substances to or from the Mortgaged Property.  Indemnitor has not received any written notice, and has no knowledge, that any Governmental Authority or private third party has determined, or threatens to determine, or is investigating any allegations that there has been, there is currently or there is a threat of a presence, release, threat of release or placement of any Hazardous Substances in violation of Environmental Laws on, under, from or about the Mortgaged Property, or the manufacture, handling, generation, transportation, storage, treatment, discharge, burial or disposal of any Hazardous Substances in violation of Environmental Laws on, under, from or about the Mortgaged Property, or the transportation of any Hazardous Substances to or from the Mortgaged Property in violation of Environmental Laws.

Section 2.7 No Release, Etc.  Except as may be disclosed in the Environmental Reports, Indemnitor has taken all steps reasonably necessary to determine that no Hazardous Substances have been generated, placed, held, located (other than Customary Complying Substances) treated, or otherwise released on, under, from or about the Mortgaged Property in violation of Environmental Laws.

Section 2.8 No New Activity.  To Indemnitor’s knowledge, except as may be disclosed in the Environmental Reports, no activities or operations have occurred on or about the Mortgaged Property since the effective date of the applicable Environmental Report which, by virtue of the nature of such activity or operation, would impose a material possibility or concern that (i) a Hazardous Substances Contamination could have occurred on or about the Mortgaged Property since the date of the applicable Environmental Report, or (ii) a violation of Environmental Law could have occurred since the date of the applicable Environmental Report.  To Indemnitor's knowledge, the information and factual circumstances described in the Environmental Reports remains true, correct and complete in all material respects as of the date hereof.

ARTICLE III

COVENANTS

Indemnitor unconditionally covenants and agrees with Lender as follows:

Section 3.1 No Hazardous Substances.  Indemnitor will not use or store Hazardous Substances (other than Customary Complying Substances) or generate, manufacture, produce, release, discharge, treat or dispose of on, under, from or about the Mortgaged Property in violation of Environmental Laws or transport to or from the Mortgaged Property any Hazardous Substances in violation of Environmental Laws or knowingly allow any other Person to do so. Prior to any construction, renovation or any other activities at the Mortgaged Property which might, in Lender's reasonable determination, disturb any suspect asbestos containing material, Indemnitor shall conduct an asbestos survey in form and substance reasonably satisfactory to Lender or, if applicable, as required by any Environmental Laws.  If asbestos containing material is discovered as a result of such survey, Indemnitor shall comply in all material respects with all federal laws, state laws, local ordinances and all regulations concerning the removal and disposal of such materials, including all worker protection practices and standards.

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Section 3.2 Compliance with Environmental Laws.  Indemnitor will keep and maintain the Mortgaged Property in material compliance with, and shall not cause or permit the Mortgaged Property to be in violation of, any Environmental Law.

Section 3.3 Notice of Proceedings or Events.  Indemnitor will give prompt written notices to Lender of:  (i) any proceeding or inquiry by any Governmental Authority or nongovernmental entity or Person, of which Indemnitor has knowledge, with respect to the presence of any Hazardous Substances on, under, from or about the Mortgaged Property, the migration thereof from or to other property or the disposal, storage or treatment of any Hazardous Substances generated or used on, under or about the Mortgaged Property; (ii) all claims made or threatened by any third party against Indemnitor or the Mortgaged Property or any other owner or operator, including a tenant, of the Mortgaged Property relating to any loss or injury resulting from any Hazardous Substances; (iii) Indemnitor's discovery of any Hazardous Substances Contamination on the Mortgaged Property or any current or historical circumstances relative to the Mortgaged Property of an environmental nature which could subject Indemnitor or the Mortgaged Property to liability for damages or remediation pursuant to any Environmental Laws; and (iv) Indemnitor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property that could cause the Mortgaged Property or any part thereof to be subject to any investigation or remediation pursuant to any Environmental Laws.

Section 3.4 Lender's Rights.  Indemnitor will permit Lender to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Mortgaged Property in connection with any Environmental Laws or Hazardous Substances, and Indemnitor shall pay all court costs, reasonable attorneys' fees and expenses actually incurred by Lender in connection therewith.

Section 3.5 Remedial Work.  If any Remedial Work is reasonably necessary or desirable, Indemnitor shall commence and thereafter diligently prosecute to completion all such Remedial Work within such period of time as may be required under any Environmental Laws.  Indemnitor's written proposal for any Remedial Work shall be provided to Lender in advance for Lender's review and approval which proposal shall include (i) the identity and biographical information with respect to any proposed contractor or engineer to be used with respect to such Remedial Work, (ii) a description of the measures to be undertaken as a part of such Remedial Work to insure that value is maintained with respect to the Mortgaged Property and that minimal disruption occurs as a result thereof to existing tenants at the Mortgaged Property and to the ongoing revenue from the Mortgaged Property, and (iii) such other information as Lender may reasonably request.  Lender shall be provided a copy of all environmental reports prepared after discovery of the reasonable necessity to perform Remedial Work immediately upon receipt thereof by Indemnitor, and shall be copied on all correspondence with any Governmental Authority regarding the Hazardous Substances Contamination and/or the Remedial Work.  Indemnitor shall provide Lender with periodic written status reports with respect to any Remedial Work in form, detail and at a frequency reasonably acceptable to Lender.  All costs and expenses of such Remedial Work shall be paid by Indemnitor, including Lender's reasonable attorneys' fees and costs actually incurred in connection with monitoring or review of such Remedial Work.  In the event Indemnitor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Lender may, but shall not be required to, cause such Remedial Work to be performed, and all reasonable costs and expenses thereof, or incurred in connection therewith, shall become part of the Indebtedness (as defined in the Lien Instrument).

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Section 3.6 Monitoring System.  In the event that Lender acquires knowledge or receives notice that any Hazardous Substance (other than Customary Complying Substances) or Hazardous Substances Contamination exists in, on or under the Mortgaged Property, in violation of applicable Environmental Law, upon Lender's written request thereof, Indemnitor will establish and maintain, at Indemnitor's sole expense, a system to assure and monitor continued compliance with Environmental Laws and the exclusion of Hazardous Substances (other than Customary Complying Substances) from the Mortgaged Property, by any and all owners or operators, including tenants, of the Mortgaged Property, which system shall include annual reviews of such compliance by employees or agents of Indemnitor who are familiar with the requirements of the Environmental Laws and, at the request of Lender no more than once each year, an environmental report which shall allow reliance thereon by Lender; provided, however, that if any such environmental report indicates any violation of any Environmental Laws or a need for further investigative or Remedial Work, (i) such system shall include at the request of Lender for detailed reviews of the status of such violation and/or the conducting of such further investigations ("Supplemental Reports") by the environmental consulting firm approved by Lender, and (ii) Lender may require the preparation of any additional environmental reports as may be determined by Lender to be reasonably necessary. Indemnitor shall furnish an environmental report or such Supplemental Reports to Lender within sixty (60) days after Lender so requests, together with such additional information as Lender may reasonably request.

ARTICLE IV

EVENTS OF DEFAULT

The term "Event of Default", as used herein, shall mean the occurrence at any time and from time to time, of any one or more of the following:

Section 4.1 Existence of Contamination.  If either Indemnitor or Lender acquires knowledge or receives notice that Hazardous Substances (other than Customary Complying Substances) or Hazardous Substances Contamination exists in, on, about or under any of the Mortgaged Property, and Indemnitor fails, within thirty (30) days after acquisition of such knowledge or of such notice (or such shorter period of time as may be required under any Environmental Law), (i) to notify Lender thereof in accordance with Section 3.3 and 9.3 of this Agreement (in the event Lender was not the party to acquire such knowledge or receive such notice to begin with); and (ii) to commence and thereafter diligently prosecute to completion any necessary Remedial Work.

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Section 4.2 Breach of Representation, Warranty or Covenant.  If Indemnitor violates or fails to comply with any covenant or agreement contained herein or any representation or warranty contained herein shall be false or misleading, or erroneous in any material respect.

Section 4.3 Cross-Default with Loan Agreement.  The occurrence of any "Event of Default" as specified in the Loan Agreement.

ARTICLE V

REMEDIES

If an Event of Default shall occur and be continuing, Lender may, at Lender's sole election, exercise any or all of the following:

Section 5.1 Acceleration.  Declare all unpaid amounts under the Note and any other unpaid portion of the Indebtedness immediately due and payable, without further notice, presentment, protest, demand or action of any nature whatsoever (each of which is hereby expressly waived by Indemnitor), whereupon the same shall become immediately due and payable.

Section 5.2 Remedies Under Loan Documents.  Exercise any and all other rights, remedies and recourses granted under the Loan Documents or as may be now or hereafter existing in equity or at law, by virtue of statute or otherwise, including actions for damages and specific performance.

ARTICLE VI

SITE ASSESSMENTS

If Lender shall ever have a reasonable basis to believe that there are Hazardous Substances (other than Customary Complying Substances) or Hazardous Substances Contamination affecting any of the Mortgaged Property in violation of Environmental Laws, Lender (by its officers, employees and agents) at any time and from time to time, either prior to or after the occurrence of an Event of Default, may contract for the services of Persons (the "Site Reviewers") to perform environmental site assessments ("Site Assessments") on the Mortgaged Property for the purpose of determining whether there exists on the Mortgaged Property any environmental condition which could result in any liability, cost or expense to the owner, occupier or operator of such Mortgaged Property arising under any Environmental Law.  The Site Assessments may be performed at any time or times so as to not unreasonably interfere with any tenants occupying the Mortgaged Property, upon reasonable notice and under reasonable conditions established by Indemnitor which do not unreasonably impede the performance of the Site Assessments.  The Site Reviewers are hereby authorized to enter upon the Mortgaged Property for such purposes.  The Site Reviewers, provided that the Mortgaged Property is materially restored to its condition as existed prior to such Site Assessments, are further authorized to perform both above and below the ground testing for environmental damage or the presence of any Hazardous Substances Contamination on the Mortgaged Property, and such other tests on the Mortgaged Property as may be reasonably necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers.  Indemnitor will supply to the Site Reviewers such historical and operational information regarding the Mortgaged Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters.  On request, Lender shall make the results of such Site Assessments fully available to Indemnitor, which (prior to an Event of Default) may at its election participate under reasonable procedures in the direction of such Site Assessments and the description of tasks of the Site Reviewers.  The reasonable cost of performing such Site Assessments shall be paid by Indemnitor upon demand of Lender and any such obligations shall be Indebtedness secured by the Loan Documents and shall be payable by Indemnitor upon demand.

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ARTICLE VII

INDEMNIFICATION

Section 7.1 Agreement to Indemnify.  REGARDLESS OF WHETHER ANY SITE ASSESSMENTS ARE CONDUCTED HEREUNDER, INDEMNITOR SHALL, JOINTLY AND SEVERALLY, PROTECT, INDEMNIFY AND HOLD HARMLESS LENDER AND ANY TRUSTEE ACTING ON LENDER'S BEHALF AND THEIR RESPECTIVE PARENTS, SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “INDEMNIFIED PARTIES”) FROM AND AGAINST ANY AND ALL LOSS, DAMAGE, COSTS, EXPENSE, ACTION, CAUSES OF ACTION AND LIABILITY (INCLUDING COURT COSTS AND REASONABLE ATTORNEYS' FEES AND EXPENSES) DIRECTLY OR INDIRECTLY ARISING FROM OR ATTRIBUTABLE TO THE USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL OR PRESENCE OF ANY HAZARDOUS SUBSTANCES IN, ON, UNDER, ABOUT OR FROM THE MORTGAGED PROPERTY, WHETHER EXISTING OR NOT EXISTING AND WHETHER KNOWN OR UNKNOWN AT THE TIME OF THE EXECUTION HEREOF AND REGARDLESS OF WHETHER OR NOT CAUSED BY, OR WITHIN THE CONTROL OF INDEMNITOR, INCLUDING (I) DAMAGES FOR PERSONAL INJURY, OR INJURY TO THE MORTGAGED PROPERTY, NEIGHBORING PROPERTIES OR NATURAL RESOURCES OCCURRING UPON OR OFF THE MORTGAGED PROPERTY, FORESEEABLE OR UNFORESEEABLE, INCLUDING THE COST OF DEMOLITION AND REBUILDING OF ANY IMPROVEMENTS ON THE MORTGAGED PROPERTY, INTEREST AND PENALTIES; (II) THE COSTS OF ANY REQUIRED OR NECESSARY ENVIRONMENTAL INVESTIGATION OR MONITORING, ANY REMEDIAL WORK, REPAIR, CLEANUP OR DETOXIFICATION OF THE MORTGAGED PROPERTY AND ANY NEIGHBORING PROPERTIES, AND THE PREPARATION AND IMPLEMENTATION OF ANY CLOSURE, REMEDIAL OR OTHER REQUIRED PLANS INCLUDING COURT COSTS AND FEES AND EXPENSES INCURRED FOR ATTORNEYS, CONSULTANTS, CONTRACTORS, EXPERTS AND LABORATORIES; AND (III) LIABILITY TO ANY THIRD PERSON OR ANY GOVERNMENTAL AUTHORITY TO INDEMNIFY SUCH PERSON OR GOVERNMENTAL AUTHORITY FOR COST EXPENDED IN CONNECTION WITH THE ITEMS REFERENCED IN SUBPARAGRAPH (II) IMMEDIATELY ABOVE EXCEPT TO THE EXTENT THE SAME ARISE OR RESULT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY PERSON CLAIMING INDEMNITY HEREUNDER.  THIS COVENANT AND THE INDEMNITY CONTAINED HEREIN SHALL (1) SURVIVE THE RELEASE OF THE LIEN OF THE LIEN INSTRUMENT, OR THE EXTINGUISHMENT OF THE LIEN OF THE LIEN INSTRUMENT BY FORECLOSURE OR ACTION IN LIEU THEREOF AND SHALL CONTINUE IN EFFECT SO LONG AS A VALID CLAIM MAY BE LAWFULLY ASSERTED AGAINST THE INDEMNIFIED PARTIES, AND (2) EXCLUDE ANY DAMAGES ATTRIBUTABLE TO HAZARDOUS SUBSTANCES FIRST INTRODUCED ONTO THE MORTGAGED PROPERTY AFTER A FORECLOSURE THEREOF BY LENDER PURSUANT TO THE LOAN DOCUMENTS (BUT ONLY TO THE EXTENT THAT SUCH HAZARDOUS SUBSTANCES WERE NOT INTRODUCED BY INDEMNITOR OR ANY AFFILIATE OR AGENT OF INDEMNITOR) OR OTHERWISE DUE TO LENDER'S OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

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Section 7.2 Indemnification Procedures.  If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitor in writing and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel reasonably acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor thereunder.  Lender shall have the right, at the expense of Indemnitor to employ separate counsel in any such action and to participate in the defense thereof.  In the event Indemnitor shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability.  The liability of Indemnitor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation court costs and attorneys' fees and expenses, incurred by Lender in effecting such settlement.  Indemnitor shall not, without the prior written consent of Lender:  (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its reasonable discretion.  All costs indemnified hereunder shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceedings, and Indemnitor shall pay to Lender any and all costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice.  In addition to any other remedy available for the failure of Indemnitor to periodically pay such amounts owing hereunder, such amounts, if not paid within said ten (10) day period, shall bear interest at the Default Interest Rate.

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ARTICLE VIII

LENDER'S RIGHT TO REMOVE HAZARDOUS MATERIALS

Except as previously disclosed in the Environmental Reports, Lender shall have the right but not the obligation, without in any way limiting Lender's other rights and remedies under the Loan Documents, to enter onto the Mortgaged Property, perform Remedial Work or to take such other actions as it deems reasonably necessary or advisable to clean up, remove, resolve or minimize the impact of or otherwise deal with, any Hazardous Substances or Hazardous Substances Contamination in, on, under, about or from the Mortgaged Property following receipt of any notice from any Person asserting the existence of any Hazardous Substances or Hazardous Substances Contamination pertaining to the Mortgaged Property or any part thereof which, if true, could result in an order, notice, suit, imposition of a lien on the Mortgaged Property or other action and/or which, in Lender's reasonable opinion, could jeopardize Lender's security under the Loan Documents; provided, however, Lender shall have no right to proceed with any of the rights granted to it in this Article VIII until Lender has provided Indemnitor with written notice of Lender's intent to take any of the actions described in this Article VIII and Indemnitor fails to commence, within thirty (30) days (or such shorter period of time as may be required under any Environmental Law) following Indemnitor's receipt of such notice, all Remedial Work or other action necessary to clean-up, remove or resolve any of the foregoing and diligently proceeds thereafter to complete the same.  All reasonable costs and expenses paid or incurred by Lender in the exercise of any such rights shall be included in the Indebtedness secured by the Loan Documents and shall be payable by Indemnitor upon demand.

ARTICLE IX

MISCELLANEOUS

Section 9.1 No Exculpation.  This Agreement shall not be subject to any exculpation, non-recourse or other limitation of liability provisions in the Loan Documents, and Indemnitor acknowledges that Indemnitor's obligations under this Agreement are joint, several and unconditional, and are not limited by any such exculpation, non-recourse or similar limitation of liability provisions, if any, in the Loan Documents.

Section 9.2 Reimbursable Costs.  Those costs, damages, liabilities, losses, claims, expenses (including court costs and reasonable attorneys' fees and expenses) for which Lender is indemnified hereunder shall be reimbursable to Lender after being paid by Lender, and Indemnitor shall pay such costs, expenses, damages, liabilities, losses, claims, expenses (including court costs and reasonable attorneys' fees and expenses) to Lender within ten (10) days after notice from Lender itemizing the amounts paid to the date of such notice.  In addition to any remedy available for failure to periodically and timely pay such amounts, such amounts shall thereafter bear interest at the Default Interest Rate.  Payment by Lender shall not be a condition precedent to the obligations of Indemnitor under this Agreement.

Section 9.3 Notices.  Any notice, communication, request or other documents or demand permitted or required hereunder shall be in writing and given in accordance with the provisions of the Loan Agreement.

ENVIRONMENTAL INDEMNITY AGREEMENT
MIAMI-DADE COUNTY, FLORIDA
641925 v.2

Section 9.4 Governing Law.  THIS AGREEMENT IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED AND CONSUMMATED IN DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN TEXAS; PROVIDED, HOWEVER, THAT EITHER FEDERAL LAW OR, TO THE EXTENT FEDERAL LAW DOES NOT APPLY, THE LAW OF THE SITUS OF THE MORTGAGED PROPERTY SHALL BE APPLIED TO DETERMINE THE COMPLIANCE OF THE MORTGAGED PROPERTY WITH ENVIRONMENTAL LAWS.  Indemnitor, for itself and its successors and assigns, hereby irrevocably (i) submits to the nonexclusive jurisdiction of the state and federal courts in Texas (ii) waives, to the fullest extent permitted by law, any objection that it may now or in the future have to the laying of venue of any litigation arising out of or in connection with any Loan Document brought in the applicable court of Dallas County, Texas or in the United States District Court with jurisdiction over Dallas County, Texas; (iii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum; and (iv) agrees that any legal proceeding against any party to any Loan Document arising out of or in connection with any of the Loan Documents may be brought in one of the foregoing courts.  Indemnitor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified herein.  Nothing herein shall affect the right of Lender to serve process in any other manner permitted by law or shall limit the right of Lender to bring any action or proceeding against Indemnitor or with respect to any of Indemnitor's property in courts in other jurisdictions.  The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims.  Indemnitor acknowledges that these waivers are a material inducement to Lender's agreement to enter into agreements and obligations evidenced by the Loan Documents, that Lender has already relied on these waivers and will continue to rely on each of these waivers in related future dealings.  The waivers in this section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications or replacements in respect of the applicable Loan Document.  In connection with any litigation, this Agreement may be filed as a written consent to a trial by the court.

Section 9.5 Waiver of Acceptance.  Indemnitor waives any acceptance of this Agreement by Lender.

Section 9.6 No Waiver.  The failure of any party to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not be deemed to be a waiver thereof nor give rise to any estoppel against such party, nor excuse any of the parties from their obligations hereunder.  Any waiver of such right or remedy must be in writing and signed by the party to be bound.  This Agreement is subject to enforcement at law and/or equity, including actions for damages and/or specific performance.

Section 9.7 Time is of Essence.  Time is of the essence in this Agreement with respect to all of the terms, conditions and covenants herein contained.

ENVIRONMENTAL INDEMNITY AGREEMENT
MIAMI-DADE COUNTY, FLORIDA
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Section 9.8 Survival.  This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive any exercise of any remedy by Lender under the Loan Documents, including foreclosure of the liens of the Loan Documents (or deed in lieu thereof), even if, as part of such foreclosure or deed in lieu of foreclosure, the Indebtedness is satisfied in full.

Section 9.9 NO ORAL AGREEMENTS.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.  The provisions hereof and the other Loan Documents may be amended or waived only by an instrument in writing signed by Indemnitor and Lender.

Section 9.10 WAIVER OF RIGHT TO TRIAL BY JURY.  INDEMNITOR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY KNOWINGLY, INTENTIONALLY, IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR INDEMNITOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR INDEMNITOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 9.11 Joint and Several Liability.  If Indemnitor consists of more than one Person, each shall be jointly and severally liable to perform the obligations of Indemnitor under this Agreement.

Section 9.12 Counterparts; Facsimile and Electronic Transmission.  To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single instrument.  It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto.  Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.  Counterparts hereof which are transmitted by facsimile or electronic transmission shall be given the identical legal effect as an original.

ENVIRONMENTAL INDEMNITY AGREEMENT
MIAMI-DADE COUNTY, FLORIDA
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[SIGNATURE PAGE FOLLOWS]

ENVIRONMENTAL INDEMNITY AGREEMENT
MIAMI-DADE COUNTY, FLORIDA
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EXECUTED to be effective as of the date first written above.

INDEMNITOR: TOTB North, LLC, a Florida limited liability company By: _________________________________ William C. Owens, President
STATE OF _______________                 §
                                                                   §
COUNTY OF _____________                 §

THE FOREGOING INSTRUMENT was acknowledged before me, the undersigned authority, this ____ day of ____________, 2014 by William C. Owens, as President of TOTB North, LLC, a Florida limited liability company, on behalf of the company.  He is personally known to me or has produced ________________________ as identification.

[S E A L]                                                                                ________________________________
                                                                                                Notary Public, State of ______________

My Commission Expires:
                                                                                                ________________________________
______________________                                                    Printed Name of Notary Public

ENVIRONMENTAL INDEMNITY AGREEMENT – Signature Page

INDEMNITOR: Owens Financial Group, Inc., a California corporation By:____________________________________ Name: ____________________________ Title: ____________________________
STATE OF _______________                       §
                                                                         §
COUNTY OF _____________                       §

The foregoing instrument was ACKNOWLEDGED before me this _____ day of _______________, 2014, by ______________________, the ____________________ of ____________________________, a _____________________, on behalf of said ______________________.

[S E A L]      __________________________
      Notary Public, State of  ________
My Commission Expires:
                      __________________________
______________________  Printed Name

ENVIRONMENTAL INDEMNITY AGREEMENT – Signature Page

INDEMNITOR: Owens Realty Mortgage, Inc., a Maryland corporation By: ______________________________________ Name: _______________________________ Title: _______________________________
STATE OF _______________                       §
                                                                         §
COUNTY OF _____________                       §

The foregoing instrument was ACKNOWLEDGED before me this _____ day of _______________, 2014, by ______________________, the ____________________ of ____________________________, a _____________________, on behalf of said ______________________.

[S E A L]                                                                                _______________________________
                                                                                                Notary Public, State of _____________

My Commission Expires:

                                                                                               _______________________________
______________________                                                   Printed Name of Notary Public

List of Attachments:

Exhibit A – Description of Real Property
Exhibit B – Description of Environmental Reports

ENVIRONMENTAL INDEMNITY AGREEMENT – Signature Page

Exhibit A

Description of Real Property

Lots 5, 6 and 7, Block 8, of FIRST ADDITION TO TREASURE ISLAND, according to the plat thereof recorded in Plat Book 53, page 65, of the Public Records of Miami-Dade County, Florida, being more particularly described as follows:

Begin at the Northwest corner of Lot 5, Block 8, FIRST ADDITION TO TREASURE ISLAND, as recorded in Plat Book 53, page 65, of the Public Records of Miami-Dade County, Florida; run thence North 88°41'24" East, along the North line of said Lot 5, a distance of 344.87 feet to the Northeast corner of said Lot 5; thence South 01°37'08" East, along the East line of Lots 5, 6 and 7 of said Block 8, a distance of 300.00 feet to the Southeast corner of said Lot 7; thence South 88°41'24" West, along the South line of said Lot 7, a distance of 344.87 feet to the Southwest corner of said Lot 7; thence North 01°37'08" West, along the West line of said Lots 5, 6 and 7 and the East right-of-way line of East Treasure Drive, a distance of 300.00 feet to the Point of Beginning.

TOGETHER WITH those non-exclusive easements which benefit the above parcel created by the following Agreements:

1.  Reciprocal Parking Agreement dated April 14, 1965, recorded May 25, 1965, in Official Records Book 4607, page 106, and amended and re-recorded June 11, 1965 in Official Records Book 4632, page 238, Public Records of Miami-Dade County, Florida.

2.  Reciprocal Parking Agreement dated January 19, 1966, recorded January 20, 1966, in Official Records Book 4908, page 737, and Amendment to Reciprocal Parking Agreement, dated February 4, 1966, recorded April 18, 1966, in Official Records Book 5024, page 286, Public Records of Miami-Dade County, Florida.

3.  Shared Facilities Easement Agreement dated November 9, 2005 recorded November 9, 2005 in Official Records Book 23946, page 4560, as amended by Amendment thereto recorded February 27, 2007, in Official Records Book 25400, Page 1866, Public Records of Miami-Dade, County, Florida.

EXHIBIT A, Description of Real Property – Cover Page
Miami-Dade County, Florida

Exhibit B

Description of Environmental Reports

•	Groundwater Monitoring Report for Arsenic and Monitoring Only Plan (MOP) dated June 13, 2013 by Geosyntec Consultants, Project UT-3848/File 9646

•	Addendum to Supplemental Site Assessment Report dated November 20, 2013 by Geosyntec consultants, Project UT-3848/File 9646; FDEP Facility ID# 13-8628799

•	Addendum to SSARA dated February 21, 2014 by Geosyntec consultants, Project UT-3848/File 9646

EXHIBIT B, Description of Environmental Reports – Cover Page
Miami-Dade County, Florida